UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported)	December 13, 2013

THE PROCTER & GAMBLE COMPANY
(Exact name of registrant as specified in its charter)

Ohio	1-434	31-0411980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Procter & Gamble Plaza, Cincinnati, Ohio	45202
(Address of principal executive offices)	Zip Code

(513) 983-1100	45202
(Registrant's telephone number, including area code)	Zip Code

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGES IN FISCAL YEAR.

On December 10, 2013, the Board of Directors of The Procter & Gamble Company (the “Company”) approved and adopted an amendment to the Company’s Code of Regulations (the “Regulations”) effective immediately. The Board approved this amendment pursuant to authority granted by shareholders at the Annual Meeting of Shareholders held on October 13, 2009.

The Board amended the provision of the Regulations that addresses indemnification of directors, officers and employees, including clarification of the language and improved readability.  To simplify the structure of the Regulations, the indemnification provision (formerly Article III, Section 8) was made into a standalone Article of the Regulations (Article V), and the subsequent Articles were renumbered accordingly.

The foregoing description of the Regulations is qualified in its entirety by reference to the full text of the Code of Regulations of The Procter & Gamble Company, which is filed as Exhibit 3(ii) to this Form 8-K and is hereby incorporated by reference.

The Company is filing this 8-K pursuant to Item 5.03, "Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year."

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROCTER & GAMBLE COMPANY

BY:	/s/ Susan S. Whaley
Susan S. Whaley
Assistant Secretary
December 13, 2013

EXHIBIT(S)

3.ii    Regulations of The Procter & Gamble Company